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                                                                    EXHIBIT 32.1

CERTIFICATION

I, Ramon M. Ruiz-Comas, President and Chief Executive Officer of Triple-S Management Corporation (the Corporation), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Corporation for the period ended September 30, 2005 (the Report) fully complies with the requirements of
      Section 13(a) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m) and;

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:       November 10, 2005               By:   /s/ Ramon M. Ruiz-Comas
            -------------------------             ------------------------------
                                                  Ramon M. Ruiz-Comas
                                                  President and
                                                  Chief Executive Officer